Exhibit 10.4

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

AMONG:              GIBSON ENERGY ULC, as borrower (the “Borrower”)

AND:                     MOOSE JAW REFINERY ULC, CANWEST PROPANE ULC, MP ENERGY ULC, GEP ULC, GIBSON ENERGY ULC, GIBSON GCC INC., MOOSE JAW REFINERY PARTNERSHIP, CANWEST PROPANE PARTNERSHIP, MP ENERGY PARTNERSHIP, GIBSON ENERGY PARTNERSHIP, CHIEF HAULING CONTRACTORS ULC, LINK PETROLEUM SERVICES LTD., LINK PETROLEUM, INC., GIBSON ENERGY (U.S.) INC., GEP MIDSTREAM FINANCE CORP., BATTLE RIVER TERMINAL LP, BATTLE RIVER TERMINAL GP, INC. and BRIDGE CREEK TRUCKING LTD. as guarantors (the “Guarantors”)

AND:                     ROYAL BANK OF CANADA, as administrative agent (the “Agent”)

AND:                     ROYAL BANK OF CANADA, UBS LOAN FINANCE LLC, BANK OF MONTREAL, MORGAN STANLEY BANK, N.A. and the other financial institutions named herein, as lenders (the “Lenders”)

WHEREAS the Borrower, the Guarantors, the Agent, the Lenders, Royal Bank of Canada, as collateral agent, Royal Bank of Canada, as syndication agent, UBS Securities LLC, as documentation agent, and RBC Capital Markets and UBS Securities LLC, as lead arrangers, are party to a credit agreement dated as of December 12, 2008, as amended by the First Amendment to Credit Agreement dated as of May 26, 2009 and by the Second Amendment to Credit Agreement dated as of October 2, 2009, as the same may be amended, restated, supplemented, revised or replaced from time to time (the “Credit Agreement”);

AND WHEREAS the Lenders have agreed to provide certain consents and to amend certain provisions of the Credit Agreement, to, among other things, increase the amount of the Total Facility to U.S.$150,000,000, but only to the extent and subject to the limitations set forth herein (the “Agreement”);

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I — INTERPRETATION

1.1           All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II — AMENDMENTS

2.1           Annex A to the Credit Agreement is hereby amended as follows:

2.1.1        By adding the following definitions in the proper alphabetical order:

““Canadian Qualified Lender” means a financial institution that is resident in Canada or a financial institution that is not resident in Canada and is not deemed to be resident in Canada for purposes of the Income Tax Act (Canada), provided that such foreign financial institution deals at arm’s length with each Loan Party for purposes of the Income Tax Act (Canada).”; and

““Unsecured Note Facility” means the notes of the Borrower issued during the first six months of 2010 which shall (i) not bear interest at a rate greater than 12% per annum, (ii) not exceed U.S.$200,000,000, (iii) have a final maturity no earlier than 91 days after the Stated Termination Date, (iv) be unsecured Debt, and any conversion, replacement, takeout financing, exchange or refinancing of such facility or any other debt or other offering (by issuance of notes or otherwise) in exchange, replacement or conversion thereof.”;

2.1.2        The definition of “Consolidated Net Income” is hereby amended by adding “(including the foreign exchange gain resulting from the refinancing of the Bridge Facility on the Permitted Bridge Refinancing Date)” immediately after the word “gain” in the second line of paragraph (k) thereof;

2.1.3        The definition of Eligible Assignee is hereby deleted and the following substituted therefore:

““Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000 and for which the consent of the Borrower has been received (provided, that (x) no consent of the Borrower shall be unreasonably withheld or delayed and (y) no consent of the Borrower shall be required if a Default or Event of Default has occurred and is continuing); (b) any Lender; (c) any Affiliate of any Lender provided, that such Eligible Assignee shall in all cases (when no Event of Default is continuing) be a financial institution that (i), is a Canadian Qualified Lender; or (ii) is not a trade competitor of any Loan Party; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.”;

2.1.4        The definition of “Letter of Credit Subfacility” is hereby amended by deleting the reference to “U.S.$50,000,000” and substituting “U.S.$75,000,000” therefor.; and

2.1.5        The definition of “Maximum Revolver Amount” is hereby amended by deleting the reference to “U.S.$95,000,000” and substituting “U.S.$150,000,000” therefor.

2.2           Schedule 1.2 of the Credit Agreement is hereby deleted and Schedule 1.2 attached hereto is substituted therefor.

2.3           Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “U.S.$95,000,000” and substituting “U.S.$150,000,000” therefor.

2.4           Section 5.2 of the Credit Agreement is hereby amended by adding the following to the end thereof:

“(o) Prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Unsecured Note Facility and promptly after the execution thereof, copies of any executed amendment, supplement, waiver or other modification with respect to the Unsecured Note Facility.”.

2.5           Section 7.10 of the Credit Agreement is hereby amended as follows:

(a)            adding “or the Unsecured Note Facility” after the word “Facility” in the heading thereto; and

(b)           adding the following to the end thereof:

“Such Loan Party shall not, directly or indirectly, amend, modify, supplement, waive compliance with or consent to any departure from any provision of any document under the Unsecured Note Facility if such amendment, modification, supplement, waiver or consent would have the effect of (i) advancing the maturity date of the Unsecured Note Facility to a date that is earlier than 91 days after the Stated Termination Date, or (ii) granting any Lien on the Collateral to secure the Unsecured Note Facility, or (iii) increasing the principal amount thereof in excess of U.S.$200,000,000.”.

2.6           Section 7.14 of the Credit Agreement is hereby amended as follows:

(a)            deleting the word “and” from the end of subsection (e);

(b)           deleting the period “.” at the end of subsection (f) and substituting “; and” therefor; and

(c)            adding the following new subsection to the end thereof:

“(g) unsecured Guarantees in favour of the noteholders under the Unsecured Note Facility”.

2.7           Section 7.15 of the Credit Agreement is hereby amended as follows:

(a)            deleting the word “and” from the end of subsection (u);

(b)           deleting the period “.” from the end of subsection (v) and substituting “; and” therefor; and

(c)            adding the following new subsection to the end thereof “(w) Debt in respect of the Unsecured Note Facility, in the original principal amount of up to U.S.$200,000,000 plus any accrued pay-in-kind interest, capitalized interest, accrued interest, fees, discounts, premiums and expenses, in each case, in respect thereof.

2.8           Section 7.29 of the Credit Agreement is hereby amended by adding the following new subsection to the end thereof “(i) restrictions under the Unsecured Note Facility, provided that such restrictions do not include restricting the right of the Loan Parties to incur or repay the Obligations.”

ARTICLE III — CONSENT AND AGREEMENT

3.1           The Lenders hereby agree that the proceeds realized under the Unsecured Note Facility shall be considered proceeds of equity or debt for purposes of Permitted Acquisitions (specifically, as such equity or debt is referenced in paragraph (A) of the definition of Permitted Acquisitions).

ARTICLE IV — CONDITIONS TO EFFECTIVENESS

4.1           This Agreement shall become effective upon:

(a)           Agent receiving three (3) fully executed original copies of this Agreement;

(b)           Agent receiving certified copies of resolutions, in form and substance satisfactory to the Agent, of the board of directors of each of the Loan Parties authorizing the execution, delivery and performance of this Agreement;

(c)           The Agent and Lenders shall be reasonably satisfied with the terms and conditions of the Unsecured Note Facility and related documents of the Loan Parties thereunder, it being understood that the Agent and Lenders are reasonably satisfied with the terms and conditions set forth in the draft description of notes in respect of the Unsecured Note Facility distributed to it on January 12, 2010;

(d)           Morgan Stanley Bank, N.A. being satisfied with the Borrower’s assistance with its continuing anti-money laundering and other “know your customer” diligence;

(e)           The Agent shall be reasonably satisfied with the capitalization of the Loan Parties after giving effect to the consummation of the Unsecured Note Facility; and

(f)            Lenders receiving the following fees:

(i)             Royal Bank of Canada — Commitment fee of U.S.$150,000 and an amendment fee of U.S.$50,000;

(ii)            UBS Loan Finance LLC — Commitment fee of U.S.$150,000 and an amendment fee of U.S.$50,000;

(iii)           Morgan Stanley Bank, N.A. — Commitment fee of U.S.$800,000, and

(iv)          Bank of Montreal — amendment fee of U.S.$50,000.

ARTICLE V — REPRESENTATIONS AND WARRANTIES

5.1           In order to induce the Agent and the Lenders to enter into this Agreement in the manner provided herein, the Loan Parties represent and warrant to the Agent and the Lenders, that the following statements are true and correct:

(a)           Authorization, Validity, and Enforceability of this Agreement.  Each of the Loan Parties have the corporate power and authority to execute and deliver this

Agreement and to perform the Credit Agreement.  Each of the Loan Parties have taken all necessary corporate action or any other organizational action (including, without limitation, obtaining approval of their shareholders or other equityholders if necessary) to authorize their execution and delivery of this Agreement and the performance of the Credit Agreement.  This Agreement has been duly executed and delivered by the each of the Loan Parties and this Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each of the  Loan Parties, enforceable against them in accordance with their respective terms (except as such enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization, arrangement, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally and except as the same may be subject to the effect of general principles of equity).  The Loan Parties’ execution and delivery of this Agreement and the performance by each of the Loan Parties of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or result in the creation or imposition of any Lien upon the property of each of the Loan Parties (other than Liens granted by such Loan Party under any of the Loan Documents and the Transaction Documents (as permitted under the Credit Agreement and under the Intercreditor Agreement)) by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which such Loan Party is a party or which is binding upon it to the extent such breach or violation would not have a Material Adverse Effect, (b) any Requirement of Law applicable to such Loan Party or (c) the certificate or articles of incorporation, by laws or the limited liability company or limited partnership agreement or partnership agreement or other organizational documents of such Loan Party, except, in the case of the foregoing clause (a), to the extent such breach or violation would not have a Material Adverse Effect.

(b)           Governmental Authorization.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against each of the Loan Parties or any Subsidiaries of this Agreement or the Credit Agreement except those the failure of which to obtain or take would not have a Material Adverse Effect.

(c)           Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)           Solvent.  the Loan Parties are, when taken as a whole, Solvent after the incurrence of the Unsecured Note Facility.

(e)           Absence of Default.  No event has occurred and is continuing or will result from the execution of this Agreement that would constitute a Default or an Event of Default.

ARTICLE VI — GUARANTOR ACKNOWLEDGMENT

6.1           Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by the parties hereto, (ii) agrees that this Agreement does not and shall not limit or diminish in any manner the obligations of such Guarantors under its guarantee delivered in favour of the Agent and the Lenders under the Credit Agreement (the “Guarantee”) and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Agreement, (iii) agrees that this Agreement shall not be construed as requiring the consent of such Guarantors in any other circumstance, (iv) reaffirms its obligations under the Guarantee, and (v) agrees that the Guarantee remains in full force and effect and is hereby ratified and confirmed.

ARTICLE VII — LENDERS

7.1           Each Lender party hereto agrees to be bound by the terms of the Credit Agreement and to perform all of the obligations of a Lender thereunder and under all other Loan Documents.

7.2           Each Lender party hereto represents that it is a Canadian Qualified Lender.

ARTICLE VIII — MISCELLANEOUS

8.1           The execution, delivery and performance of this Agreement shall not, except as expressly provided for herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under the Credit Agreement or any other document.

8.2           This Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

8.3           Save as expressly amended by this Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect.  All other documents remain in full force and effect.

8.4           This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

DATED as of the 13th day of January, 2010

“BORROWER”

GIBSON ENERGY ULC

Per:	/s/ Don A. Fowlis
Name:	Don A. Fowlis
Title:	Senior Vice President, Finance

“GUARANTORS”

MOOSE JAW REFINERY ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

CANWEST PROPANE ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

MP ENERGY ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GEP ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GIBSON ENERGY ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GIBSON GCC INC.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

MOOSE JAW REFINERY PARTNERSHIP

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

CANWEST PROPANE PARTNERSHIP

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

MP ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GIBSON ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

CHIEF HAULING CONTRACTORS ULC

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

LINK PETROLEUM SERVICES LTD.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

LINK PETROLEUM, INC.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GIBSON ENERGY (U.S.) INC.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

GEP MIDSTREAM FINANCE CORP.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

BATTLE RIVER TERMINAL LP

Per:	/s/ T. Murray Carey
Name: T. Murray Carey
Title: Secretary

BATTLE RIVER TERMINAL GP, INC.

Per:	/s/ T. Murray Carey
Name: T. Murray Carey
Title: Secretary

BRIDGE CREEK TRUCKING LTD.

Per:	/s/ Don A. Fowlis
Name: Don A. Fowlis
Title: Senior Vice President, Finance

“AGENT”

ROYAL BANK OF CANADA

Per:	/s/ Renuka Gnanaswaran
Name: Renuka Gnanaswaran
Title: Manager, Agency

“LENDERS”

ROYAL BANK OF CANADA

Per:	/s/ Michael Peterson
Name: Michael Peterson
Title: Attorney in Fact

Per:	/s/ Andrew Steuter
Name: Andrew Steuter
Title: Attorney in Fact

“LENDERS (continued)”

UBS LOAN FINANCE LLC

Per:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Per:	/s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

“LENDERS (continued)”

BANK OF MONTREAL

Per:	/s/ Christine Roque
Name: Christine Roque
Title: Sr. Portfolio Manager

Per:	/s/ Gary B. Still
Name: Gary B. Still
Title: Senior Manager

“LENDERS (continued)”

MORGAN STANLEY BANK, N.A.

Per:	/s/ William Graham
Name: William Graham
Title: Authorized Signatory

SCHEDULE 1.2

LENDERS COMMITMENTS

Lender	Revolver Commitment		Pro Rata Percentage
Royal Bank of Canada	U.S.$	40,000,000	26.6666%
UBS Loan Finance LLC	U.S.$	40,000,000	26.6666%
Morgan Stanley Bank, N.A.	U.S.$	40,000,000	26.6666%
Bank of Montreal	U.S.$	30,000,000	20.00%